UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/09/2008

BWAY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33527

Delaware	55-0800054
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8607 Roberts Drive
Suite 250
Atlanta, Georgia 30350-2237
(Address of principal executive offices, including zip code)

770-645-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2008, the Board of Directors (the "Board") of BWAY Holding Company (the "Company") elected, pursuant to the Company's Amended and Restated Bylaws, Kenneth M. Roessler, to immediately fill an open directorship. Mr. Roessler is the President and Chief Executive Officer of the Company, and he will not serve on any committees of the Board.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWAY HOLDING COMPANY

Date: December 15, 2008	By:	/s/ Kevin C. Kern
Kevin C. Kern
Vice-President of Administration and Chief Financial Officer